-----------------------------------------
                                      Aetna Life Insurance and Annuity Company
                                      Home Office:  151 Farmington Avenue
                                      Hartford, Connecticut 06156
                                      (800) 525-4225

                                      You may call the toll-free number shown
                                      above to get answers to your questions or help to resolve a complaint.

                                      Aetna Life Insurance and Annuity Company, herein called Aetna, agrees to pay the benefits stated in the Contract.

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Certificate of Group Annuity          To the Certificate Holder:
Coverage
                                      Aetna certifies that coverage is in force for you under the stated Group Annuity Contract and Certificate numbers. All data shown here is taken from Aetna records and is based upon information furnished by you.

                                      This Certificate is a summary of the Group
                                      Annuity Contract provisions. It replaces any and all prior certificates, riders, or amendments issued to you under the stated Contract and Certificate numbers. This Certificate is for information only and is not a part of the Contract.

                                      THE VARIABLE FEATURES OF THE GROUP
                                      CONTRACT ARE DESCRIBED IN PARTS III AND V.

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Right to Cancel                       You may cancel this Certificate within 10
                                      days of receiving it by returning this
                                      Certificate along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Certificate at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.


          /s/  Dan Kearney                         /s/  Susan E. Schechter
               President                                  Secretary
--------------------------------------------------------------------------------
Contract Holder                           Group Annuity Contract No.
     Specimen                                   Specimen
--------------------------------------------------------------------------------
Your Name                                 Certificate No.
     Specimen                                   Specimen
--------------------------------------------------------------------------------
Type of Plan
     Retirement Plan for Higher Education
--------------------------------------------------------------------------------
The underlying group combination annuity contract is delivered        Anystate
in and is subject to the laws of that jurisdiction.

ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP ANNUITY CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CERTIFICATE CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

GTCC-96(TORP)

Specifications

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Guaranteed           There is a guaranteed interest rate for Contribution(s)
Interest Rate        held in the Fixed Plus Account and the GA Account. (See
                     Certificate Schedule I).
--------------------------------------------------------------------------------
Deductions from      There will be deductions for mortality and expense risks.
the Separate         There also may be deductions for administrative charges and
Account              asset based sales charges. (See 3.05 and 5.06.)
--------------------------------------------------------------------------------
Deduction from       Contribution(s) are subject to a deduction for premium
Contribution(s)      taxes, if any. (See 3.02.)

                               Contract Schedule I
                               Accumulation Period


Separate Account
--------------------------------------------------------------------------------

Separate Account:                 Variable Annuity Account C

Charges to Separate Account:      A daily charge is deducted from any portion of
                                  the Current Value allocated to the Separate
                                  Account. The daily charge is at an annual effective rate of [1.25%] for Annuity mortality and expense risks, [0.15%] for asset based sales charge and a daily administrative charge which will not exceed [0.25%] on an annual basis.

                                  The daily charge for the Aetna GET Fund
                                  Guarantee will be at an annual rate of
                                  [0.25%].


Fixed Plus Account                                    [Is Available]
--------------------------------------------------------------------------------

Minimum Guaranteed Interest       [3%] (effective annual rate of return).
Rate:

Partial Withdrawal:               The [20%] limit applicable to partial
                                  withdrawal from the Fixed Plus Account will be waived when the withdrawal is:

                                  (a) due to the Participant's death, (and made
                                      within [six (6)] months of the
                                      Participant's date of death), before
                                      Annuity payments begin. This partial
                                      withdrawal may only be exercised once; or

                                  (b) used to purchase Annuity benefits.


Guaranteed Accumulation Account (GA Account)          [Is Available]
--------------------------------------------------------------------------------

Minimum Guaranteed Interest       [3%] (effective annual rate of return).
Rate:

                               Contract Schedule I
                          Accumulation Period (Cont'd)



Separate Account, Fixed Plus Account and GA Account
--------------------------------------------------------------------------------
Loans:                            [Are Available]

Loan Interest Rate:               (a) Plans subject to Title I of the Employee
                                      Retirement Income Security Act of 1974
                                      (ERISA): A Loan Interest Rate is set on
                                      the first business day of each month. For each loan, the initial Loan Interest Rate is equal to the Monthly Average Corporates for the calendar month beginning two months before the calendar month in which the Loan Effective Date occurs. The initial Loan Interest Rate is effective for a period of not less than three months and not more than one year. The period is specified in the loan agreement. For each period, the Loan Interest Rate is adjusted if the new rate is at least [0.5%] higher or lower than the previous rate. The Participant will receive reasonable notification of any change to the Loan Interest Rate.

                                  (b) Plans not subject to ERISA: [6%] on an
                                      annual basis.

Systematic Withdrawal Option      [Is Available]
(SWO):

                                  The Specified Payment may not be greater than [20%] of the Individual Account's Current Value at the time of election.

                                  The Specified Period may not be less than [five years].

                                  The Specified Percentage may not be greater than [20%].

Estate Conservation Option        [Is Available]
(ECO):

Life Expectancy Option (LEO):     [Is Available]


See Section 1. - DEFINITIONS for explanations.

                              Contract Schedule II
                                 Annuity Period

Separate Account
--------------------------------------------------------------------------------
Fund Transfers:                   Maximum number of allowable transfers in the
                                  Annuity Period is [4].

Charges to Separate Account:      A daily charge at an annual effective rate of
                                  [1.25%] for Annuity mortality and expense risks. The administrative charge is established upon election of an Annuity option. This charge will not exceed [0.25%].

Variable Annuity Assumed          If a Variable Annuity is chosen, an assumed
Annual Net Return Rate:           annual net return rate of [5.0%] may be
                                  elected. If [5.0%] is not elected, Aetna will use an assumed annual net return rate of [3.5%].

                                  The assumed annual net return rate factor for [3.5%] per year is [0.9999058].

                                  The assumed annual net return rate factor for [5.0%] per year is [0.9998663].

                                  If the portion of a Variable Annuity payment for any Fund is not to decrease, the Annuity return factor under the Separate Account for that Fund must be:

                                  (a) [4.75%] on an annual basis plus an annual
                                      return of up to [0.25%] to offset the
                                      administrative charge set at the time
                                      Annuity payments commence if an assumed
                                      annual net return rate of [3.5%] is
                                      chosen; or

                                  (b) [6.25%] on an annual basis plus an annual
                                      return of up to [0.25%] to offset the
                                      administrative charge set at the time
                                      Annuity payments commence, if an assumed annual net return rate of [5%] is chosen.

Annuity Option:                   Under the option "Payments for a Stated Period
                                  of Time":

                                  For amounts invested in the GA Account or one or more of the Fund(s), the number of years must be at least [five (5)] and not more than [thirty (30)] and the Annuity may be a Fixed or Variable Annuity.

                                  For amounts invested in the Fixed Plus
                                  Account, the number of years must be at least [five (5)] and not more than [thirty (30)] and the Annuity must be a Fixed Annuity.

Fixed Annuity
--------------------------------------------------------------------------------
Minimum Guaranteed Interest       [3%] (effective annual rate of return).
Rate:


See Section 1. - DEFINITIONS for explanations.

                                TABLE OF CONTENTS


I. DEFINITIONS
-------------------------------------------------------------------------------

                                                                           Page
1.01     Accumulation Period................................................ 6
1.02     Adjusted Current Value............................................. 6
1.03     Aetna GET Fund Offering Period..................................... 6
1.04     Aetna GET Fund Guaranteed Period................................... 6
1.05     Aetna GET Fund Maturity Date....................................... 6
1.06     Annuitant.......................................................... 6
1.07     Annuity............................................................ 6
1.08     Beneficiary........................................................ 6
1.09     Code............................................................... 7
1.10     Contract Holder.................................................... 7
1.11     Contribution....................................................... 7
1.12     Current Value...................................................... 7
1.13     Deposit Period..................................................... 7
1.14     Fixed Plus Account................................................. 7
1.15     Fixed Plus Account Guaranteed Interest Rate........................ 7
1.16     Fixed Annuity...................................................... 7
1.17     Fund(s)............................................................ 7
1.18     Fund Transfer(s)................................................... 7
1.19     General Account.................................................... 8
1.20     Guaranteed Accumulation Account (GA Account)....................... 8
1.21     GA Account Guaranteed Interest Rate................................ 8
1.22     Guaranteed Term.................................................... 8
1.23     Individual Account................................................. 9
1.24     Loan Account....................................................... 9
1.25     Loan Effective Date................................................ 9
1.26     Loan Interest Rate................................................. 9
1.27     Market Value Adjustment (MVA)...................................... 9
1.28     Matured Term Value................................................. 9
1.29     Matured Term Value Transfer........................................ 9
1.30     Maturity Date...................................................... 10
1.31     Monthly Average Corporates......................................... 10
1.32     Net Contribution................................................... 10
1.33     Nonunitized Separate Account....................................... 10
1.34     Participant........................................................ 10
1.35     Plan............................................................... 10

                                                                           Page
1.36     Reinvestment....................................................... 10
1.37     Separate Account................................................... 11
1.38     Valuation Date..................................................... 11
1.39     Valuation Period................................................... 11
1.40     Variable Annuity................................................... 11

II. GENERAL PROVISIONS
-------------------------------------------------------------------------------

2.01     Change of Contract................................................. 11
2.02     Change of Fund..................................................... 12
2.03     Nonparticipating Contract.......................................... 12
2.04     Payments........................................................... 12
2.05     State Laws......................................................... 12
2.06     Control of Contract................................................ 12
2.07     Designation of Beneficiary......................................... 13
2.08     Misstatements and Adjustments...................................... 13
2.09     Incontestability................................................... 13
2.10     Grace Period....................................................... 14
2.11     Individual Certificates............................................ 14

III. CONTRIBUTIONS, CURRENT VALUE, and WITHDRAWAL PROVISIONS
-------------------------------------------------------------------------------

3.01     Limitation on Contributions........................................ 14
3.02     Net Contribution(s)................................................ 14
3.03     Experience Credits................................................. 14
3.04     Fund Record Units.................................................. 14
3.05     Fund Record Unit Value............................................. 15
3.06     Fund Net Return Factors............................................ 15
3.07     Market Value Adjustment............................................ 15
3.08     Fund Transfer(s)................................................... 17
3.09     Aetna GET Fund Offering Period..................................... 18
3.10     Aetna GET Fund Guarantee........................................... 19
3.11     Aetna GET Fund Maturity Date....................................... 19
3.12     Loans.............................................................. 19
3.13     Notice to the Participant.......................................... 22
3.14     Withdrawal Restrictions............................................ 22
3.15     Manner and Timing of Distributions................................. 23
3.16     Withdrawal......................................................... 23
3.17     Partial Withdrawal from the Fixed Plus Account..................... 23
3.18     Payment of Fixed Plus Account Full Withdrawal...................... 24
3.19     Payment of Minimum Current Value................................... 25

                                                                           Page
3.20     Amount Payable at Death (Before Annuity Payments Start)............ 25
3.21     Reinstatement...................................................... 26

IV. NON-ANNUITY DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

4.01     Distribution Options............................................... 27
4.02     Estate Conservation Option......................................... 29
4.03     Life Expectancy Option............................................. 29
4.04     Systematic Withdrawal Option....................................... 30

V. ANNUITY PROVISIONS
------------------------------------------------------------------------------

5.01     General Provisions................................................. 31
5.02     Annuity Options.................................................... 32
5.03     Payments........................................................... 33
5.04     Investment Option.................................................. 34
5.05     Fund Annuity Units................................................. 35
5.06     Fund Annuity Unit Value............................................ 35
5.07     Fund Annuity Net Return Factor..................................... 35
5.08     Fund Transfers During the Annuity Period........................... 36
5.09     Death Benefit...................................................... 37


I.     DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------------

1.01     Accumulation Period:            The period during which Net Contribution(s) are applied to an Individual Account.

1.02     Adjusted Current Value:         The Current Value (See 1.12) of an Individual Account (See 1.19) plus or minus any applicable aggregate GA Account Market Value Adjustment. (See 3.07).

1.03     Aetna GET Fund Offering         The period, usually from one to three months, during which Participants may transfer or
         Period:                         deposit amounts to an Aetna GET Fund series. Each Aetna GET Fund series has a specified
         (Offering Period)               Offering Period. Amounts transferred or deposited prior to the date on which the Guaranteed
                                         Period begins are invested in money market instruments.

                                         Aetna reserves the right to state the minimum amount a Participant may transfer or deposit to each Offering Period. Aetna also reserves the right to extend an Offering Period or accept Fund transfers or deposits to an Aetna GET Fund series during the series' Guaranteed
                                         Period.

1.04     Aetna GET Fund Guaranteed       For each Aetna GET Fund series, the period for which the Aetna Get Fund Guarantee applies.
         Period: (Guaranteed Period)     The Guaranteed Period ends on the Maturity Date.

1.05     Aetna GET Fund Maturity Date:   The date on which a series' Guaranteed Period ends and GET Fund Record Units for the series
         (Maturity Date)                 are liquidated.

1.06     Annuitant:                      If an Annuity provides lifetime benefits, the person whose life expectancy determines the amount and/or duration of Annuity benefit payments.

1.07     Annuity:                        Payment of an income under the Annuity Provisions of Section V:

                                         (a)    For the life of one or two persons;
                                         (b)    For a stated period; or
                                         (c)    For some combination of (a) and (b).

1.08     Beneficiaries:                  The person(s) named to receive any benefits which remain under the Contract after the
                                         Participant's death. Participant(s) designate a Beneficiary for their Individual
                                         Account(s). (See 2.07)

1.09     Code:                           The Internal Revenue Code of 1986, as amended.

1.10     Contract Holder:                The entity, named on the cover of this Contract, to which the Contract is issued.

                                                                 6


1.11     Contribution:                   A payment received at Aetna's Home Office and allocated to this Contract.

1.12     Current Value:                  For an Individual Account (See 1.23), the Current Value is the total of:

                                         (a)    The amount, if any, in the Fixed Plus Account, with interest earned to date;
                                         (b)    The amount, if any, in the GA Account, with interest earned to date; and
                                         (c)    The value of all Fund record units (See 3.05), if any, as of the most recent
                                                Valuation Period.

1.13     Deposit Period:                 A calendar month, a calendar quarter, or any other period of time specified by Aetna during which Net Contribution(s), Transfers and Reinvestments are accepted into the GA Account for one or more Guaranteed Terms.

1.14     Fixed Plus Account:             If offered as an investment option under the Contract (see Contract Schedule I) the Fixed
                                         Plus Account is an accumulation option with a guaranteed minimum interest rate. Aetna may credit a higher rate which is not guaranteed. The portion that may be withdrawn or transferred in a 12 month period is restricted (See 3.08, 3.17 and 3.18).

1.15    Fixed Plus Account Guaranteed    If the Fixed Plus Account is an investment option under the Plan (see Contract Schedule I)
        Interest Rate:                   then Aetna will add interest at an annual rate no less than that shown on Contract Schedule
                                         I on any Net Contribution(s) to the Fixed Plus Account. Aetna may add interest at a higher rate determined by its Board of Directors.

1.16     Fixed Annuity:                  An Annuity with payments that do not vary in amount.

1.17     Fund(s):                        The open-end registered management investment companies whose shares are purchased by the
                                         Separate Account to fund the benefits provided by the Contract. Each Aetna GET Fund series is a separate Fund.

1.18     Fund Transfers:                 The movement of invested amounts among the available Fund(s); the Fixed Plus Account (if available) and the GA Account (if available).

1.19     General Account:                The account holding the assets of Aetna, other than those assets held in Aetna's Separate
                                         Account(s) and Nonunitized Separate Account(s).

1.20     Guaranteed Accumulation         If offered as an investment option under the Contract (see Contract Schedule I) the
         Account (GA Account):           Guaranteed Accumulation Account (GA Account) is an accumulation option where Aetna guarantees stipulated rate(s) of interest for a specified period of time.  All assets of
                                         Aetna, including amounts in the Nonunitized Separate Account, are available to meet the guarantees for the GA Account.

                                                                 7


1.21     GA Account Guaranteed           If the GA Account is an investment option under the Contract (see Contract Schedule I) then
         Interest Rate:                  Aetna will declare the interest rate(s) applicable to a specific Guaranteed Term at the start of the Deposit Period for that Guaranteed Term. The rate(s) are guaranteed by Aetna for that Deposit Period and the ensuing Guaranteed Term. The Guaranteed Interest Rates are annual effective yields. That is, interest is credited at a rate that will produce the
                                         Guaranteed Interest Rate over the period of a year. No Guaranteed Interest Rate will ever be less than the Minimum Guaranteed Interest Rate shown on Contract Schedule I.

                                         For Guaranteed Terms of one year or less, one Guaranteed Interest Rate is credited for the full Guaranteed Term. For longer Guaranteed Terms, an initial Guaranteed Interest Rate is credited from the date of deposit to the end of a specified period within the Guaranteed
                                         Term. There may be different Guaranteed Interest Rate(s) declared for subsequent specified time intervals throughout the Guaranteed Term.

1.22     Guaranteed Term:                The period of time for which GA Account Guaranteed Interest Rates are guaranteed on Net
                                         Contributions, Fund Transfers and Reinvestments made into a current Deposit Period for the
                                         GA Account. Such period begins on the day following the close of the Deposit Period and ends on the designated Maturity Date. Guaranteed Terms are offered at Aetna's discretion for various lengths of time ranging up to and including ten years and are classified as follows:

                                         Short-term. Three (3) or fewer years. Amounts allocated to a short-term Term are held in the General Account. Long-term. More than three (3) years, but not more than ten (10).
                                         Amounts allocated to a long-term Term are held in the Nonunitized Separate Account.

                                         During a Deposit Period, Aetna may make available any number of Guaranteed Terms. The
                                         Participant may allocate Net Contributions and Fund Transfers into any or all of the available Guaranteed Terms.

1.23     Individual Account:             This Contract is issued to the Contract Holder.  However, Aetna will maintain Individual
                                         Accounts for each Participant to keep a record of Current Value (See 1.12) and transactions. These may include:

                                         (a)    An Employer Account: This Individual Account will be credited with employer Net
                                                Contribution(s) and transferred amounts of 403(b) funds, attributable to employer contributions; and

                                         (b)    An Employee Account: This Individual Account will be credited with employee Net
                                                Contribution(s) and transferred amounts of 403(b) funds, attributable to employee contributions including after tax contributions.

1.24     Loan Account:                   For each loan taken by a Participant, the loan amount transferred from the investment options is credited to the Loan Account.

                                                                 8


1.25     Loan Effective Date:            The date on which Aetna receives a loan agreement in good order at its home office.

1.26     Loan Interest Rate:             The interest rate Aetna charges on a loan. (see Contract Schedule I).

1.27     Market Value Adjustment (MVA):  An adjustment to the amount withdrawn or transferred from an GA Account Guaranteed Term prior to the end of that Guaranteed Term. The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit and is computed using the formula given in 3.07. The adjustment is expressed as a percentage of each dollar being withdrawn.

1.28     Matured Term Value:             The amount payable on a GA Account Guaranteed Term's Maturity Date.

1.29     Matured Term Value Transfer:    During the calendar month following a GA Account Maturity Date, the Participant may notify
                                         Aetna's Home Office in writing to transfer or withdraw all or part of the Matured Term
                                         Value, plus interest at the new Guaranteed Rate accrued thereon, from the GA Account without an MVA. This provision only applies to the first such written request received from the Participant during this period for any Matured Term Value.

1.30     Maturity Date:                  The last day of a GA Account Guaranteed Term.

1.31     Monthly Average Corporates:     Moody's Corporate Bond Yield Average-Monthly Average Corporates published by Moody's
                                         Investors Service, or its successor, or a substantially similar average as may be allowed by law or regulation.

1.32     Net Contribution:               A Contribution less any applicable premium taxes.

1.33     Nonunitized Separate Account:   An account established by Aetna under Section 38a-433 of the Connecticut General Statutes that holds assets for GA Account Terms (See 1.21) greater than three years. The Contract
                                         Holder or Participant does not participate in the investment gain or loss from the assets held in the Nonunitized Separate Account. Such gain or loss is borne entirely by Aetna.
                                         Assets in this account may be charged with liabilities arising out of any other Aetna business.

1.34     Participant:                    A person who participates in the Plan named on the cover of this Contract.

1.35     Plan:                           The Plan named on the cover of this Contract and established under Section 403(b) of the
                                         Code. The Plan is not a part of the Contract and Aetna is not bound by its terms.

                                                                 9


1.36     Reinvestment:                   Aetna will mail a notice to the Participant at least 18 calendar days before a Guaranteed
                                         Term's Maturity Date. This notice will contain the Guaranteed Terms available during the current Deposit Periods with their Guaranteed Interest Rate(s) and projected Matured Term
                                         Value. If no specific direction is given by the Participant prior to the Maturity Date, each Matured Term Value will be reinvested in the current Deposit Period for a Guaranteed
                                         Term of the same duration. If a Guaranteed Term of the same duration is unavailable, each
                                         Matured Term Value will automatically be reinvested in the current Deposit Period for the next shortest Guaranteed Term available in the same classification. If no shorter
                                         Guaranteed Term is available, the next longer Guaranteed Term will be used. Aetna will mail a confirmation statement to the Participant, the next business day after the Maturity Date.
                                         This notice will state the Guaranteed Term and Guaranteed Interest Rate(s) which will apply to the reinvested Matured Term Value.

1.37     Separate Account:               An account, established by Aetna under Section 38a-433 of the Connecticut General Statutes, that buys and holds shares of the Fund(s) available under this Contract. Income, gains or losses, realized or unrealized are credited or charged to the Separate Account without regard to other income, gains or losses of Aetna. Aetna owns the assets held in the
                                         Separate Account and is not a trustee of such amounts. Amounts in the Separate Account are not generally guaranteed and are held at market value. The assets of the Separate Account, to the extent of reserves and other contract liabilities of the Account, cannot be charged with other Aetna liabilities.

1.38     Valuation Date:                 The date and time on which a Fund annuity unit value and a Fund record unit value are calculated. Currently, this calculation will be determined at the close of business of the
                                         New York Stock Exchange on any normal business day, Monday through Friday, that the New
                                         York Stock Exchange is open.

1.39     Valuation Period:               The period of time commencing at the end of one Valuation Date and ending at the end of the next Valuation Date.

1.40     Variable Annuity:               An Annuity with payments that vary with the net investment results of the Funds available during the Annuity period.

II.    GENERAL PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------

2.01     Change of Contract:             Only an authorized officer of Aetna may change the terms of this Contract.  Aetna reserves the right to modify this Contract to meet the requirements of applicable state and federal laws or regulations. Aetna will notify the Contract Holder in writing of any changes.

                                                                 10


2.01     Change of Contract (Cont'd):    Aetna may change the tables for determining the amount of Annuity benefit payments attributable only to Contributions accepted after the effective date of change, without
                                         Contract Holder consent. Such a change will not become effective earlier than twelve months after (1) the effective date of the Contract, or (2) the effective date of a previous change. Aetna will notify the Contract Holder in writing at least thirty days before the effective date of the change. Aetna may not make Contract changes which adversely affect the Annuity benefits attributable to Contributions already made to the Contract.

2.02     Change of Fund:                 The assets of the Separate Account are segregated by Fund. If the shares of any Fund are no longer available for investment by the Separate Account or if in our judgment, further investment in such shares should become inappropriate in view of the purpose of the
                                         Contract, Aetna may cease to make such Fund shares available for investment under the
                                         Contract prospectively, or Aetna may substitute shares of another Fund for shares already acquired. Aetna may also, from time to time, add additional Funds. Any elimination, substitution or addition of Funds will be done in accordance with applicable state and federal securities laws. Aetna reserves the right to substitute shares of another Fund for shares already acquired without a proxy vote.

2.03     Nonparticipating Contract:      The Contract Holder, Participants, or Beneficiaries will not have a right to share in the earnings of Aetna.

2.04     Payments:                       (a)    Aetna will make distributions as directed by the Contract Holder. Aetna will determine the amount of payments based on the Individual Account's Current Value as of the date on which a request is received in good order at Aetna's Home Office.
                                                Payments will be made within seven (7) calendar days of receipt of a written request in good order at Aetna's Home Office.

                                         (b)    Aetna may defer payments: (1) for a period of up to six (6) months (unless not allowed by state law); and (2) as allowed by federal law.

2.05     State Laws:                     This Contract complies with the laws of the state in which it is delivered.  Any cash, death or Annuity payments are equal to or greater than the minimum required by such laws.
                                         Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

2.06     Control of Contract:            This Contract is designed to fund a plan which provides for retirement income.


                                                                 11



2.06     Control of Contract (Cont'd):   The Contract Holder may, by written direction to Aetna, allow Participants to select the investment options of their Employer and/or Employee Accounts. Choices made under this
                                         Contract must be in writing or in a form satisfactory to Aetna. Until receipt of such choices in its Home Office, Aetna may rely on any previous choices made. An in-service transfer pursuant to IRS Revenue Ruling 90-24, may be made only by written direction from the Contract Holder and Participant to Aetna. Checks for in-service transfers will be made payable only to the acquiring investment provider.

                                         (a)    Nontransferable and Nonassignable: This Contract and any Individual Accounts are
                                                nontransferable and nonassignable, except to Aetna in the event of a loan, or pursuant to a "qualified domestic relations order" as set forth under the Internal
                                                Revenue Code of 1986, as it may be amended from time to time.

                                         (b)    ERISA/REA Requirements: The Contract Holder shall notify Aetna in writing of the applicability of ERISA, as amended by subsequent law including REA, to the Plan.
                                                Aetna shall rely on the Contract Holder's determination and representation of applicability. With respect to any distribution made from an Employee or Employer
                                                Account from a Contract subject to ERISA, the Contract Holder must certify in writing that all the appropriate REA requirements have been met and that distribution is in accordance with the terms of the Plan.

                                         (c)    Distributions: A Participant may apply for a distribution from his or her Employee
                                                Account or Employer Account. However, the Contract Holder must certify in writing that the distribution is in accordance with the terms of the Plan.

                                         (d)    Participant Rights/Employee Account: The Participant has a nonforfeitable right to the value of his or her Employee Account pursuant to the terms of the Plan as interpreted by the Contract Holder.

                                         (e)    Participant Rights/Employer Account: The Participant has a nonforfeitable right to the value of his or her Employer Account pursuant to the terms of, and to the extent of his or her vested percentage under, the Plan as interpreted by the Contract
                                                Holder. It is the Contract Holder's responsibility to maintain records of the
                                                Participant's vesting percentages. Aetna will not maintain nor keep such records.

2.07     Designation of Beneficiary:     The Participant shall designate a Beneficiary. If the Plan is subject to ERISA, the
                                         Contract Holder must certify in writing that the designation is in accordance with the appropriate REA requirements and the terms of the Plan.

2.08     Misstatements and Adjustments:  If Aetna finds the age of any payee to be misstated, the correct facts will be used to adjust payments.

2.09     Incontestability:               Aetna cannot cancel this Contract because of any error of fact.

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2.10     Grace Period:                   This Contract will remain in effect even if Contributions are not continued except as provided in 3.19.

2.11     Individual Certificates:        Aetna shall issue certificates to Participants as required by the state in which this
                                         Contract is delivered.  The certificate will summarize certain provisions of the Contract.
                                         Certificates are for information only and are not a part of the Contract.

III.   CONTRIBUTIONS, CURRENT VALUE, AND WITHDRAWAL PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------

3.01     Limitation on Contributions:    The Contribution(s) made to the Employee and Employer Account in any year, other than transferred amounts, cannot exceed the lesser of the amount determined under the exclusion allowance of Code Section 403(b)(2) or the annual additions limitation of Code Section
                                         415(c)(1). In addition, in no event may the Contribution(s) attributable to elective deferrals as defined in Code Section 402(g) exceed $9,500 (or, such larger amount as adjusted by the Secretary of the Treasury) during any calendar year, unless the alternate limitation of Code Section 402(g)(8) applies.

3.02     Net Contribution(s):            The Net Contribution equals the actual Contribution less any applicable premium tax.
                                         Generally, Aetna will deduct the premium tax when Annuity benefits are purchased (See
                                         Section V). If Aetna determines that under applicable state law, it must pay a premium tax when the Contribution is received, or at any other time, it may deduct the tax at that time. The Net Contribution(s) may be allocated among the following investment options:

                                         (a)    The Fixed Plus Account (if available); and
                                         (b)    The current Deposit Period(s) for Guaranteed Terms under the GA Account (if available); and
                                         (c)    The Fund(s) in which the Separate Account invests.
                                         Aetna must be told the percentage of all Net Contributions to allocate to one or more of the investment options. Aetna reserves the right to require a minimum Contribution amount per Individual Account.

                                         Aetna reserves the right not to accept any Contribution.

3.03     Experience Credits:             Aetna may apply experience credits under this Contract. Any such credits will be computed as decided by Aetna.

3.04     Fund Record Units:              The portion of the Net Contribution(s) applied to each Fund under the Separate Account will determine the number of Fund record units credited to the Individual Account for that Fund.
                                         This number is equal to the Net Contribution applied to the Fund divided by the Fund record unit value (See 3.05) for the Valuation Period in which the Contribution is received in good order.

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3.05     Fund Record Unit Value:         A Fund record unit value is computed by multiplying the net return factor (See 3.06) for the current Valuation Date by the Fund record unit value for the previous Date. The dollar value of a Fund record unit, Separate Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

3.06     Fund Net Return Factors:        The net return factor(s) are used to compute all Separate Account record units for any
                                         Fund. The net return factor for each Fund is equal to 1.0000000 plus the net return rate.

                                         The net return rate is equal to:

                                         (a)    The value of the shares of the Fund held by the Separate Account at the end of a
                                                Valuation Period, minus

                                         (b)    The value of the shares of the Fund held by the Separate Account at the start of the
                                                Valuation Period, plus or minus

                                         (c)    Taxes (or reserves for taxes) on the Separate Account (if any); divided by

                                         (d)    The total value of the Fund record units and Fund annuity units of the Separate
                                                Account at the start of the Valuation Period; minus

                                         (e)    A Separate Account charge at an annual effective rate as shown on Contract Schedule
                                                I for Annuity mortality and expense risks, asset based sales charge, if any, and a daily administrative charge which will not exceed the amount shown on Contract
                                                Schedule I on an annual basis. The administrative charge may be changed annually except for amounts which have been used to purchase an Annuity; minus

                                         (f)    A fee for the Aetna GET Fund Guarantee which is deducted daily during the Guaranteed
                                                Period. The fee, which is determined prior to the beginning of each series' Offering
                                                Period, is as shown on Contract Schedule I.

                                         A net return rate may be more or less than 0%.

                                         The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

3.07     Market Value Adjustment (MVA):  (a)    An MVA will be applied to any withdrawal from a GA Account Term before the Maturity
                                                Date due to:

                                                (1)   A Fund Transfer;
                                                (2)   A full or partial withdrawal; or
                                                (3)   A payment of a premium for Annuity Option 1.

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

3.07     Market Value Adjustment (MVA)   The amount of the withdrawal will be adjusted to a market value amount as described in (b).
         (Cont'd):
                                         (b)    Market value adjusted amounts will be equal to the amount withdrawn multiplied by the following ratio:

                                                                 x
                                                               -----
                                                                365

                                                      (1 + i)
                                                  ---------------

                                                                 x
                                                               -----
                                                                365
                                                      (1 + j)

                                         Where:

                                                i   is the Deposit Period Yield
                                                j   is the Current Yield
                                                x   is the number of days remaining, (computed from Wednesday of the week of withdrawal) in the Term.

                                         (c)    The Deposit Period Yield will be determined as follows:

                                                (1)   At the close of the last business day of each week of the Deposit Period, a yield will be computed as the average of the yields on that day of U.S.
                                                      Treasury Notes which mature in the last three months of the Term.

                                                (2)   The Deposit Period Yield is the average of those yields for the Deposit
                                                      Period.  If withdrawal is made prior to the close of the Deposit Period, it is the average of those yields on each week preceding withdrawal.

                                                (3)   The Current Yield is the average of the yields on the last business day of the week preceding withdrawal on the same U.S. Treasury Notes included in the
                                                      Deposit Period Yield.

                                                (4)   In the event that no U.S. Treasury Notes which mature in the last three months of the Term exist, Aetna reserves the right to use the U.S. Treasury Notes that mature in a following quarter.

                                                                 15


3.07     Market Value Adjustment (MVA)   (d)    If a lump-sum distribution or Annuity Option is elected six months or more after
         (Cont'd):                              your death, the Beneficiary will receive the Individual Account Current Value, plus or minus any MVA that would apply to any portion of the Account allocated to GAA. If a full or partial withdrawal or Fund Transfer is made within six months after your death, the Beneficiary will receive the Individual Account Current Value, plus any positive MVA that would apply to any portion of the Account allocated to GAA.  The value of the Account is determined as of the Valuation Date on which proof of death acceptable to us and a request for payment are received at our Home Office.

                                         (e)    After the six month period, the withdrawal or Fund Transfer will be the aggregate
                                                MVA amount (i.e., including all MVAs).

                                         (f)    The greater of the aggregate MVA amount or the applicable portion of the Current
                                                Value in the GA Account is applied to amounts withdrawn from the GA Account for payment of a premium under Annuity options 2 or 3.

3.08     Fund Transfer(s)                All or any portion of the Adjusted Current Value of the Individual Account (subject to the limitations described below) may be transferred from any Fund, the Fixed Plus Account (if available) or the GA Account (if available):

                                         (a)    To any Fund; or
                                         (b)    To the Fixed Plus Account (if available); or
                                         (c)    To any Guaranteed Term of the GA Account (if available) with a different classification available in the Current Deposit Period.

                                         Fund Transfer requests can be submitted as a percentage or as a dollar amount.  Aetna may establish a minimum Fund Transfer amount.  Within a Guaranteed Term classification, the amount transferred will be withdrawn from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                         Amounts applied to Guaranteed Terms of the GA Account may not be transferred to the Funds, the Fixed Plus Account or to another Guaranteed Term during the Deposit Period or 90 days after the close of the Deposit Period except for Matured Term Value(s) during the calendar month following the Term's Maturity Date.

                                         Fund Transfers from Guaranteed Terms of the GA Account are subject to the MVA provisions of
                                         3.07.

                                                                 16


3.08     Fund Transfers (Cont'd):        During each rolling twelve (12) month period, up to 20% of the Fixed Plus Account value may be transferred to one or more of the Fund(s), and/or the GA Account's then-current Deposit
                                         Period. The 20% limit is reduced by any partial withdrawals, Fund Transfers or amounts taken as a loan or used to purchase an Annuity during the twelve (12) month period. Aetna reserves the right to include amounts paid under ECO, LEO and SWO provisions for purposes of applying this 20% limit. This limit is waived when the balance in the Fixed Plus Account is $1,000 or less on the date the Fund Transfer request is received in good order at
                                         Aetna's Home Office.

                                         The Participant may make an unlimited number of Fund Transfers during the Accumulation
                                         Period.

                                         A Fund Transfer or withdrawal from an Aetna GET Fund series before the Maturity Date will be based on the GET Fund Record Unit Value for the next Valuation Period following the date on which Aetna receives a transfer request in good order at its home office.

3.09     Aetna GET Fund Offering Period: Aetna will specify a minimum total asset amount required at the end of an Offering Period to offer an Aetna GET Fund series. If the minimum is not achieved, Aetna reserves the right to not start the Guaranteed Period.

                                         If an Aetna GET Fund series is terminated, Aetna will send written notification of the termination to all Participants who have made Fund Transfers or deposits to that Aetna GET
                                         Fund Series. Notice will be mailed no later than 15 calendar days after the end of the
                                         Offering Period. Participants then have 45 days from the end of the Offering Period to redirect amounts in the terminated Aetna GET Fund series to one or more investment options available under the Contract. During this time, Funds are invested in money market instruments. If no election is made by the end of the 45-day period, at the next Valuation
                                         Period, Aetna will transfer the amount in the terminated Aetna GET Fund series to the
                                         (Aetna Variable Encore Fund).

                                         Aetna reserves the right to specify a maximum total asset amount for an Aetna GET Fund series. If the maximum is achieved, Aetna also reserves the right to set a date on which it will stop accepting Fund Transfers or deposits for that Aetna GET Fund series. Aetna will announce the date on which it will stop accepting Fund Transfers and deposits ten calendar days prior to that date.

3.10     Aetna GET Fund Guarantee:       On the Maturity Date of each Aetna GET Fund series, the GET Fund Record Unit Value for that series will not be less than the GET Fund Record Unit Value determined at the beginning of the Guaranteed Period. If necessary, Aetna will transfer funds from its General Account to the Aetna GET Fund series to offset any shortfall in the GET Fund Record Unit Value. The
                                         Aetna GET Fund Guarantee does not apply to withdrawals or Transfers made before the
                                         Maturity Date.

                                                                 17


3.10     Aetna GET Fund Guarantee        If Aetna GET Fund Record Units are adjusted at any time during an Aetna GET Fund Guaranteed
         (Cont'd):                       Period, the Aetna GET Fund Guarantee will be restated. The restated Aetna GET Fund
                                         Guarantee will be calculated so that it is equivalent to the original Aetna GET Fund
                                         Guarantee for that series.

3.11     Aetna GET Fund Maturity Date:   Prior to the Maturity Date for each Aetna GET Fund series, Aetna sends a written notice of the date to all participants who have Current Value in that series. Participants must then inform Aetna of the investment option(s) to which to transfer that Current Value. If a
                                         Participant does not make an election, on the Maturity Date Aetna will transfer the Current
                                         Value to the then available Aetna GET Fund series' Offering Period. If no Offering Period is available, Aetna will transfer 50% of the amount to the (Aetna Variable Fund) and 50% to the (Aetna Income Shares).

3.12     Loans:                          If loans are included as an option under the Contract, (see Contract Schedule I) then the following will apply.

                                         During the accumulation period, loans are granted (1) as permitted under applicable law;
                                         (2) subject to the terms and conditions of the loan agreement; and, (3) in accordance with the following provisions.

                                         (a)    Amount available for loan: The amount available for loan is limited to the vested
                                                Individual Account Current Value attributable to Participant Contributions, plus any amounts allowed by the employers Plan. Amounts available from some investment options may be subject to limitations specified in the loan agreement. To obtain the loan amount requested, these limitations may require the Participant to transfer funds. A Market Value Adjustment may apply to amounts transferred.

                                                For plans subject to ERISA, the minimum loan amount is $1,000. For plans not subject to ERISA, the minimum loan amount is defined in the loan agreement. The maximum loan amount is the lesser of:

                                                (1)   Fifty percent (50%) of the vested Individual Account Current Value, including any Loan Account, reduced by the amount of any outstanding loan balance on the
                                                      Loan Effective Date; or

                                                (2)   Fifty thousand dollars ($50,000) reduced by the highest outstanding loan balance for the preceding 12 months.

                                                The amount of all outstanding loans cannot exceed $50,000.

                                                                 18


3.12     Loans (Cont'd):                 (b)    Loan Interest Rate: For Plans subject to Title I of the Employee Retirement Income
                                                Security Act of 1974 (ERISA), a Loan Interest Rate is set on the first business day of each month. For each loan, the initial Loan Interest Rate is the rate for the calendar month in which the Loan Effective Date occurs. The initial Loan Interest
                                                Rate is effective for a period of not less than three months and not more than one year. The period is specified in the loan agreement. For each period, the Loan
                                                Interest Rate is adjusted if the new rate is at least 0.5% higher or lower than the previous rate. The Participant will receive reasonable notification of any change to the Loan Interest Rate.

                                                As applicable, the Loan Interest Rate is:

                                                (1)   Plans subject to ERISA: equal to the Monthly Average Corporates for the calendar month beginning two months before the Loan Interest Rate is effective.

                                                (2)   Plans not subject to ERISA: not greater than 8% on an annual basis (see
                                                      Contract Schedule I).

                                         (c)    Earned interest: The Loan Account is credited with interest at a rate which is not less than the Loan Interest Rate, less 3%, on an annual basis.

                                         (d)    Loan repayment: Repayment is as set forth in the loan agreement, or a Participant may repay a loan in full at any time.

                                         (e)    Amount available for partial surrender while a loan is outstanding: While a loan is outstanding, the amount available for partial surrender is equal to the vested
                                                Individual Account Current Value, including the Loan Account, minus 125% of the outstanding loan balance.

                                         (f)    Full surrenders while a loan is outstanding: If the Participant requests a full surrender from the vested Individual Account Current Value while a loan is outstanding, one of the following occurs:

                                                (1)   If the amount of the vested Individual Account Current Value available for distribution is sufficient to repay (a) the outstanding loan balance, plus (b)
                                                      any applicable Fixed Plus Account default charge, then that amount, minus the
                                                      Loan Account balance, is deducted from the vested Individual Account Current
                                                      Value and the loan is canceled.

3.12     Loans (Cont'd):                        (2)   If the amount of the vested Individual Account Current Value available for distribution is not sufficient to repay (a)  the outstanding loan balance, plus (b) any applicable Fixed Plus Account default charge, then the surrender amount cannot exceed the vested Individual Account Current Value, including the Loan Account, reduced by 125% of the outstanding loan balance.

                                                                 19


                                         (g)    Electing an Annuity option while a loan is outstanding: Before all or any portion of the vested Individual Account Current Value is applied to an Annuity option, the
                                                Participant may repay any outstanding loan balance, or the vested Individual Account
                                                Current Value is adjusted as described in (f).

                                         (h)    Death of the Participant while a loan is outstanding: If a death benefit claim is submitted for an Individual Account with an outstanding loan, the Individual Account
                                                Current Value, including the amount of the Loan Account, is reduced by the amount of the outstanding loan balance before the death benefit amount is determined.

                                         (i)    Loan payment default: If Aetna does not receive a loan payment when due, the defaulted payment is treated as follows:

                                                (1)   If the amount of the vested Individual Account Current Value available for distribution is sufficient to repay (a) the amount of the defaulted payment, plus (b) any applicable Fixed Plus Account default charge, then that amount is deducted from the vested Individual Account Current Value.

                                                (2)   If the amount of the vested Individual Account Current Value available for distribution is not sufficient to repay (a)  the amount of the defaulted payment, plus (b) any applicable Fixed Plus Account default charge, until such time that the amount due can be distributed, the Loan Account continues to earn interest, and interest is charged on the defaulted payment. At that time, the amount due is surrendered from the vested Individual Account Current
                                                      Value.

3.13     Notice to the Participant:      Each year, Aetna will notify the Participant of:
                                         (a)    The value of any amounts held in:
                                                (i)   The Fixed Plus Account (if available),
                                                (ii)  The GA Account (if available),
                                                (iii) The Fund(s) for the Separate Account;
3.13     Notice to the Participant       (b)    The number of any fund(s) record units;
         (Cont'd):                       (c)    The fund(s) record unit value(s);
                                         (d)    The amount available for withdrawal; and
                                         (e)    The Loan Account value.

                                         This information will be as of a date no more than sixty (60) days before the date of the notice.

3.14     Withdrawal Restrictions:        Limitations apply to withdrawals of any Restricted Amount from this Contract, as required by Code Section 403(b)(11). The Restricted Amount is the sum of:


                                                                 20


                                         (a)    Net Contributions attributable to Participant salary reduction contributions made on and after January 1, 1989 if any; plus

                                         (b)    The net increase, if any, in the Current Value of the Employee Account after
                                                December 31, 1988 attributable to investment gains and losses and credited interest.

                                         The Restricted Amount may be fully or partially surrendered only if one or more of the following conditions are met:

                                         (a)    The Participant has reached age 59 1/2;
                                         (b)    The Participant has separated from service;
                                         (c)    The Participant has died;
                                         (d)    The Participant has become disabled, within the meaning of Code Section 72 (m)(7);
                                         (e)    The withdrawal is otherwise allowed by federal law, regulations or rulings.
                                                or

                                         A full or partial withdrawal is also allowed if the Participant incurs a "hardship" as that term is defined in the Code or regulations under Code Section 403(b).

                                         However, the amount available for hardship is limited to the lesser of the amount necessary to satisfy the need, or the Net Contributions attributable to Participant salary reduction contributions made on and after January 1, 1989.

                                         The Contract Holder must certify that one of these conditions has been met before a withdrawal request will be considered to be in good order.  The Contract Holder must notify
                                         Aetna in writing when a lump sum payment is to be made or Annuity payments are to commence.
                                         Also, for all withdrawals, the Contract Holder must certify in writing that they are being made in accordance with the Plan.

3.14     Withdrawal Restrictions         If, pursuant to IRS Revenue Ruling 90-24, Aetna agrees to accept under this Contract
         (Cont'd):                       amounts transferred from a Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Code Section 403(b)(7)(A)(ii).

3.15     Manner and Timing of            (a)    As directed by the Contract Holder, a distribution to a Participant or Beneficiary
         Distributions:                         may be made in a lump sum, as one of the Distribution Options described in Section
                                                IV, or as one of the Annuity options in Section V. The Participant or Beneficiary may elect the form of distribution subject to certification in writing by the
                                                Contract Holder that the Participant or Beneficiary is eligible both as to the timing and form of distribution. All distributions must satisfy the minimum distribution rules set forth in Code Section 401(a)(9).

                                                                 21


                                         (b)    The distribution of benefits from the Employee and Employer Accounts must generally begin no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or in the case of a governmental or church plan the calendar year in which the Participant attains age 70 1/2 or retires, whichever occurs later. For a Participant who attained age 70 1/2 before January 1,
                                                1988, the distribution of such benefits must be made or must begin not later than the April 1 of the calendar year following the calendar year in which the
                                                Participant retires.

                                                The entire value of the Individual Account must be distributed, or distribution must be made over the life of the Participant, the joint lives of the Participant and
                                                Beneficiary or over a period that does not extend beyond the life expectancy of the
                                                Participant or the joint life expectancies of the Participant and Beneficiary.

                                         (c)    If the Participant does not request commencement of benefits from the Employee and
                                                Employer Accounts as described above, Aetna will not be responsible for compliance with the Code Section 401(a)(9) minimum distribution requirements or for any adverse tax or other consequences that may result.

                                         If Aetna maintains separate records of the value as of December 31, 1986, this value is not required to be taken before the year the Participant attains the age 75. Aetna will maintain separate records provided the Participant does not take any distribution other than the minimum distribution required under Code Section 401(a)(9.)

3.16     Withdrawal:                     (a)    The Participant may withdraw any portion or all of an Individual Account Adjusted
                                                Current Value and transfer such amount to another investment provider under the
                                                Plan. The withdrawal and transfer request must be submitted in writing to Aetna.

3.16     Withdrawal (Cont'd):            (b)    Except as described in Section 3.17, unless the Participant specifies otherwise, partial withdrawals are satisfied by withdrawing amounts on a pro rata basis from each of the investment options in which the Individual Account is invested.

                                         (c)    When amounts are withdrawn from the GA Account, amounts in Short-Term and Long-Term
                                                Classifications are treated as separate investment options and amounts are taken on a pro rata basis. Within a Classification, amounts will be withdrawn starting with the Term still in effect with the oldest Deposit Period.

                                         (d)    Any amount withdrawn from the Fixed Plus Account will be subject to the limitations in 3.17, 3.18 and 3.19.

                                                                 22


3.17     Partial Withdrawal from the    The amount eligible for partial withdrawal is 20% of the Current Value of the amount held
         Fixed Plus Account:            in the Fixed Plus Account on the day Aetna's Home Office receives a written request, reduced by any previous Fund Transfer, partial withdrawal or amounts taken as a loan or used to purchase Annuity benefits during the prior 12 months. Aetna reserves the right to include amounts paid under ECO, LEO and SWO for purposes of applying this 20% limit. However, SWO and LEO are unavailable if a Fixed Plus Account Transfer or withdrawal is requested within the current 12 month period.

                                        The 20% limit applicable to partial withdrawals from the Fixed Plus Account will be waived under certain conditions and will apply when the partial withdrawal is made on a pro rata basis from all options used under the Participant's Individual Account. (See Contract
                                        Schedule I).

3.18     Payment of Fixed Plus Account   When Aetna receives a full withdrawal request, no additional partial withdrawals or Fund
         Full Withdrawal:                Transfers from the Fixed Plus Account are permitted during the payout period. If a full withdrawal is requested, Aetna will pay any Current Value from the Fixed Plus Account in five payments as follows:

                                         (a)    One-fifth of the Current Value on the day the request is received in good order at
                                                Aetna's Home Office, reduced by any amount from the Fixed Plus Account that was transferred, withdrawn or used for a loan or to purchase Annuity benefits during the prior 12 months;
                                         (b)    One-fourth of the remaining Current Value 12 months later;
                                         (c)    One-third of the remaining Current Value 12 months later;
                                         (d)    One-half of the remaining Current Value 12 months later; and
                                         (e)    The balance of the Current Value 12 months later.

                                         The Fixed Plus Account full withdrawal payment provision will be waived when a withdrawal is:

                                         (a)    Due to the Participant's death before Annuity benefit payments begin;
                                         (b)    Used to purchase Annuity benefits;

                                                                 23


3.18     Payment of Fixed Plus Account   (c)    When the amount in the Fixed Plus Account is $3,500 or less and no amount has been
         Full Withdrawal (Cont'd):              withdrawn, transferred, taken as a loan or used to purchase Annuity benefits during the previous 12 months;
                                         (d)    Due to hardship when the following conditions are met:
                                                (1)   the withdrawal is due to an employer certified hardship;
                                                (2)   the amount withdrawn is paid directly to the Participant; and
                                                (3)   the amount paid for all partial and full withdrawals due to hardship during the previous 12-month period does not exceed 10% of the average Current Value for all Individual Accounts during the same period of time; or
                                         (e)    Due to separation from service provided that:
                                                (1)   the withdrawal is due to the Participant's separation from service with the employer;
                                                (2)   the employer certifies that the Participant has separated from service;
                                                (3)   the amount withdrawn is paid directly to the Participant; and
                                                (4)   the amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average
                                                      Current Value of all Individual Accounts during that same period of time.

                                         Any full withdrawal from the Fixed Plus Account may be cancelled at any time before the end of the payment period.

3.19     Payment of Minimum Current      If the Individual Accounts Current Value is less than $3,500, and no Contributions have
         Value:                          been received for three (3) years, Aetna may close the Account and pay the Current Value as directed by the Contract Holder in one lump sum.

3.20     Amount Payable at Death         Aetna will pay any portion of the Individual Account(s) Current Value, to the Beneficiary
         (Before Annuity Payments        when:
         Start):
                                         (a)    The Participant dies before Annuity payments start; and
                                         (b)    The certified copy of the death certificate is received by Aetna; and
                                         (c)    A completed and signed election form is submitted to the Home Office.  The form must include Contract Holder certification that the Beneficiary is eligible for a distribution under the terms of the Plan.

                                         A guaranteed death benefit is available if the Beneficiary requests either a lump-sum payment or an Annuity option within six months of the Participant's death.

                                         For each Individual Account, the death benefit is guaranteed to be the greater of:

3.20     Amount Payable at Death         (a)    The Current Value of the Individual Account plus aggregate positive MVA, as
         (Before Annuity Payments               applicable, on the date the notice of death and the request for payment are received
         Start) (Cont'd):                       in good order at Aetna's Home Office; or

                                                                 24


                                         (b)    The total of Net Contribution(s) made to the Individual Account minus the total of all partial withdrawals, annuitizations made from the Individual Account and any amount allocated from the Individual Account to the Loan Account.

                                         If the Participant dies before distributions begin in accordance with the provisions of
                                         Code Section 401(a)(9), the entire value of the Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death. Alternatively, if the Participant has a designated Beneficiary, payments may be made over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary provided distribution to a non-spouse Beneficiary begins by December 31 of the calendar year following the calendar year of the Participant's death. For a spousal
                                         Beneficiary, such payments must begin by the later of December 31 of the calendar year of the Participant's death or December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                                         If the Participant dies after distributions begin in accordance with the provisions of Code
                                         Section 401(a)(9), payments to the Beneficiary must be made at least as rapidly as the method of distribution in effect at the time of the Participant's death. If the minimum distribution requirements have been met by partial withdrawals based on the participant's life expectancy or the joint life expectancies of the Participant and Beneficiary, death benefit payments to the Beneficiary must also satisfy any additional requirements of Code
                                         Section 401(a)(9).

                                         Amounts in the GA Account will be payable as described in Section 3.07(d).

3.21     Reinstatement:                  All or a portion of the proceeds of a full withdrawal of an Individual Account may be reinvested within 30 days after the surrender if allowed by law. Any Market Value
                                         Adjustment deducted from GA Account withdrawals will not be included in the reinstatement.
                                         Amounts will be reinstated among the Fixed Plus Account, GA Account, and the Fund(s) in the
                                         same proportion as they were at the time of withdrawal. Any amount reinstated to the GA
                                         Account will be credited to the current Deposit Period. The number of record units reinstated will be based on the record unit value(s) next computed after receipt at Aetna's
                                         Home Office of the reinstatement request and the amount to be reinvested.

3.21     Reinstatement (Cont'd):         Amounts attributable to an Aetna GET Fund series will be reinstated to the current Offering
                                         Period of the Aetna GET Fund series. If no Aetna GET Fund series Offering Period is available, amounts withdrawn from the Aetna GET Fund series will be allocated, pro rata, among all other investment options in which the Individual Account is invested.

                                         Any Individual Account(s) closed because the Current Value was less than $3,500 may not be reinstated (see 3.19).

                                                                 25


                                   A Reinstatement is permitted only once per Individual Account.

IV.      NON-ANNUITY DISTRIBUTION OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

4.01     Distribution Options:           Distribution Options: ECO, LEO and SWO are distribution options under which a portion of the Individual Account Current Value will automatically be surrendered and distributed each calendar year. The distributed amount is withdrawn pro rata from each investment option under the Individual Account. The Contract Holder must certify in writing that distributions are being made in accordance with the Plan.

                                         Market Value Adjustment: A Market Value Adjustment will not be applied to any portion of the Current Value which is paid under ECO.

                                         Minimum Current Value: At its discretion, Aetna may require a minimum initial Current Value for election of a distribution option. If after election of the option the Current Value is insufficient to make a scheduled payment, Aetna will distribute the entire Individual
                                         Account balance.

                                         Reservations of Rights: Aetna reserves the right to change the terms of ECO, LEO or SWO for future elections, to discontinue the availability of these options after proper notification, or to make other distribution options available as allowed by the state in which this Contract is delivered. Aetna also reserves the right to allow ECO and LEO payments to be made more frequently than annually.

                                         Election and Revocation: The Participant or Beneficiary may elect a distribution option by submitting a completed and signed election form to Aetna's Home Office. However, the
                                         Contract Holder must certify in writing that the distribution option is in accordance with the terms of the Plan. If the Individual Account is subject to ERISA, the Contract Holder must certify in writing that the waiver and spousal consent requirements of ERISA Code
                                         Section 205 have been satisfied.

                                         Once elected, the Participant or Beneficiary may revoke the option by submitting a written request to Aetna's Home Office. Any revocation will apply only to amounts not yet paid.

4.01     Distribution Options (Cont'd):  Availability of ECO, LEO and SWO: The Participant may elect any one of the following three distribution options, if they are available as an option under the Contract (see Contract
                                         Schedule I) and if the Contract Holder certifies that the election is in accordance with the terms of the Plan. The Beneficiary may elect either ECO or SWO, if they are available as an option under the Contract (see Contract Schedule I) and if the Contract Holder
                                         certifies that the election is in accordance with the terms of the Plan.

                                                                 26


                                         An individual who has revoked ECO, LEO or SWO may not subsequently elect that option again, nor may the individual elect another withdrawal option unless permitted under the Code minimum distribution rules.

                                         LEO and SWO are not available if there is an outstanding loan under the Individual Account, or if a Fixed Plus Account transfer or surrender has occurred within the prior 12 month period.  Payments will cease if a loan is granted while LEO or SWO is in effect.

                                         If LEO is in effect and the Participant dies, or if ECO or SWO is in effect and the
                                         Participant dies before the required beginning date for minimum distributions, payments will cease. A Beneficiary may elect ECO or SWO provided the election satisfies the Code minimum distribution rules.

                                         If ECO or SWO is in effect and the Participant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Code minimum distribution rules, unless revoked.

4.02     Estate Conservation Option      Amount of Distribution: Each year that ECO is in effect, Aetna will calculate and
         (ECO):                          distribute an amount equal to the minimum required distribution under the Code.  The annual distribution will be determined by dividing the Individual Account Current Value as of
                                         December 31 of the year prior to the year for which payment is to be made by a life expectancy factor based on expected return multiples in Table V and VI of Section 1.72-9 of the Income Tax Regulations.

                                         If Aetna maintains separate records of the values as of December 31, 1986, payments made during or after the year in which the Participant attains age 70 1/2 and before the year the Participant attains age 75, will only be calculated on amounts contributed after
                                         December 31, 1986, plus all earnings on all amounts after that date. If age 70 1/2 was attained prior to 1988, the Participant must be retired in order to qualify for this exception.

                                         The Participant may elect either the single or joint life expectancy factor. If the joint life expectancy factor is elected, the second life must be the Beneficiary under the Plan.
                                         If the Beneficiary selects ECO after the Participant's death, only a single life expectancy factor may be used. The life expectancy or joint life expectancy factor will be recalculated each year in accordance with the rules under Code Section 401(a)(9).

4.02     Estate Conservation Option      Date of Distribution: The Participant shall specify the initial distribution date.  The
         (ECO)                           earliest date is the first day of the calendar year in which the Participant attains age
         (Cont'd):                       70 1/2 or, for plans of government or church employers, the date the Participant retires, whichever is later. If a Beneficiary elects ECO, the earliest date is the date of the
                                         Participant's death. Subsequent distribution will be made annually on such date as Aetna may designate or allow.

                                                                 27


4.03     Life Expectancy Option (LEO):   Amount of Distribution: Each year that LEO is in effect, Aetna will calculate and distribute an amount determined by dividing the Individual Account Current Value as of
                                         December 31 of the year prior to the year for which payment is to be made by a life expectancy factor based on expected return multiples in Table V and VI of Section 1.72-9 of the Income Tax Regulations. Payments will be made each year until the year the Participant attains age 70 1/2, or until the Participant dies, if earlier.

                                         The Participant may elect either the single or joint life expectancy factor. If the joint life expectancy factor is elected, the second life must be the Beneficiary under the Plan.
                                         The life expectancy or joint life expectancy factor will be recalculated each year in accordance with the rules under Code Section 401(a)(9), or reduced by one for each calendar year which has elapsed since the life expectancy was first calculated, as elected by the
                                         Participant.

                                         Date of Distribution: The Participant shall specify the initial distribution date. The earliest date is the date on which the Participant separates from service with the employer. Subsequent distribution will be made annually on such date as Aetna may designate or allow.

4.04     Systematic Withdrawal Option    Amount of Distribution: The Participant may elect one of the three payment methods
         (SWO):                          described below.

                                         (1)    Specified Payment: Payments of a designated dollar amount. The annual amount may not be greater than the percentage of the Current Value at time of election as shown in
                                                Contract Schedule I. This annual dollar amount will remain constant, unless a higher amount is required under Code minimum distribution rules. At its discretion, Aetna may require a minimum initial payment amount; or

                                         (2)    Specified Period: Payments which are made over a period of time which must be at least the minimum number of years shown in Contract Schedule I. The annual amount paid each year is calculated by dividing the Current Value as of December 31 of the prior year by the number of payment years remaining; or

4.04     Systematic Withdrawal Option    (3)    Specified Percentage: Payment of a designated percentage which cannot be greater
         (SWO) (Cont'd):                        than the percentage of the Current Value at the time of election as shown in
                                                Contract Schedule I. The percentage may be changed by written request. Aetna reserves the right to limit the number of times the percentage may be changed. The annual amount is calculated by multiplying the Current Value as of December 31 of the year prior to the payment by the designated percentage. Payments will be made each year until the year the Participant attains age 70 1/2.

                                                                 28


                                         Minimum Distribution Requirements: If distributions are made under SWO after payments are required to begin under the minimum distribution requirements of Code Section 401(a)(9), the amount distributed in any year will be increased if required under the Code minimum distribution rules.

                                         For this purpose, the minimum required distribution will be determined each year by dividing the Individual Account Current Value as of December 31 of the year prior to the year for which payment is to be made by a life expectancy factor, which for the initial distribution year shall be based on either the single life expectancy factor or joint life expectancy factor in Table V or VI of Section 1.72.9 of the Income Tax Regulations, as
                                         elected by the Participant. If the joint life expectancy factor is elected, the second life must be the Beneficiary under the Plan. If a Beneficiary elects SWO after the Participant's death, only a single life expectancy factor may be used. Minimum distributions for any subsequent year will be calculated based on such life expectancy factor reduced by one for each calendar year which has elapsed since the life expectancy was first calculated. If the specified period method is elected, the maximum specified period will be limited by the single life expectancy factor or joint life expectancy factor in Table V or VI of Section
                                         1.72-9 of the Income Tax Regulations, as elected by the Participant. If elected by a
                                         Beneficiary, only a single life expectancy may be used.

                                         Date of Distribution: The Participant shall specify the initial distribution date. The earliest date is the date on which the Participant attains age 59 1/2 or age 55, if separated from service with the employer at or after age 55. If a Beneficiary elects SWO, the earliest date is the date of the Participant's death.

                                         SWO payments will be made on a monthly, quarterly, semi-annual or annual basis, as elected by the Participant or Beneficiary. If SWO payments are made more frequently than annually, the designated annual amount is divided by the number of payments due each calendar year.
                                         Subsequent distribution will be made periodically on such date as Aetna may designate or allow.







V.       ANNUITY PROVISIONS
-----------------------------------------------------------------------------------------------------------------------------------

5.01     General Provisions:             (a)    Upon certification by the Contract Holder of the Participants' total disability, acceptance of retirement or separation from service, the Participant has the right to elect an Annuity option. The Participant must transfer any portion of the Current
                                                Value held in an Aetna GET Fund series to another investment option before an
                                                Annuity option is elected.

                                                                 29


                                         (b)    The Participant may elect an Annuity option by telling Aetna to pay all or any portion of the Individual Account(s) Current Value (minus any applicable premium tax if not previously deducted) as a premium for an Annuity under Option 1, 2, or 3 (See
                                                5.02).

                                         (c)    A completed and signed election form must be submitted to the Home Office.  The form must include Contract Holder certification that the Participant is eligible for a distribution under the terms of the Plan and that the Annuity option chosen is permitted under the terms of the Plan.

                                         (d)    Any election of an Annuity option must comply with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefit rule, and the regulations thereunder.  This restriction does not apply if Option 3 is chosen and the second Annuitant is the spouse of the Participant.

                                         (e)    Once elected, an Annuity option may not be revoked, except for Option 1 when elected on a variable basis.

5.02     Annuity Options:                Option 1 - Payments for a Stated Period of Time - An Annuity will be paid for the number of years chosen (See Contract Schedule II).  If payments for this option are made under a variable Annuity, the present value of any remaining payments may be withdrawn at any time.

                                         Option 2 - Life Income based on the life of the Annuitant.  Payments will be made until the death of the Annuitant. When this option is chosen, a choice of the following must be made:

                                         (a)    Payments cease at the death of the Annuitant;
                                         (b)    Payments may be guaranteed for 5-30 years; or
                                         (c)    Payments may be guaranteed for the amount applied to the Annuity option.  If the
                                                Annuitant dies prior to the payment of the amount applied to the Annuity option
                                                (less any premium tax), any remaining balance will be paid in one sum to the
                                                Beneficiary. This option is only available on a fixed basis.

5.02     Annuity Options (Cont'd):       Option 3 - Life Income based upon the lives of two Annuitants. An Annuity will be paid during the lives of the Annuitant and a second Annuitant. Payments will continue until both
                                         Annuitants have died. When this option is chosen, a choice of the following must be made:

                                         (a)    100% of the payment to continue after the first death;
                                         (b)    66 2/3% of the payment to continue after the first death;
                                         (c)    50% of the payment to continue after the first death;
                                         (d)    100% of the payment to continue after the first death with a guarantee of 5-30 years;
                                         (e)    100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant; or

                                                                 30


                                         (f)    100% of the payment to continue after the first death.  Payments are guaranteed for the amount applied to the Annuity option.  If both Annuitants die prior to the total payment of the amount applied to the Annuity option (less any premium tax), any remaining balance will be paid in one sum to the Beneficiary.  This option is only available on a fixed basis.

                                         If a fixed Annuity option is chosen under Option 1, Option 2 (a) or (b) or Option 3 (a) or
                                         (d), then the Participant may elect a payment increase of 1, 2 or 3%, compounded annually.
                                         An election of such a payment increase will result in a adjustment of the policy guarantees by an actuarially equivalent payment factor.

                                         Other Options - Aetna may make other options available as allowed by the laws of the state in which this Contract is delivered.

5.03     Payments:                       (a)    Upon written direction from the Contract Holder, Aetna will pay Annuity benefits directly to the Participant and as payor, Aetna will be responsible for withholding any applicable federal or state taxes and reporting such sums and filing any related forms with the Internal Revenue Service and/or to any applicable state taxing authorities.

                                         (b)    Generally, the first Annuity payment must be made by April 1 of the calendar year following the year in which the Participant turns age 70 1/2, or in the case of a governmental or church plan, the year in which the Participant attains age 70 1/2 or retires, whichever occurs later.  For a Participant who attained age 70 1/2 before
                                                January 1, 1988, the distribution of such benefits must be made or must begin not later than April 1 of the calendar year following the calendar year in which the
                                                Participant retires.


5.03     Payments (Cont'd):              (c)    Payments will be made on a monthly basis unless the Participant requests otherwise.
                                                If payments are made on a quarterly, semi-annual or annual basis, Aetna will calculate an actuarially equivalent payment factor.

                                         (d)    No choice of any Annuity option may be made if the first payment would be less than
                                                $50 per month or if the total payments in a year would be less than $250.

                                         (e)    For purposes of calculating the guaranteed first payment of a variable Annuity or the payments for a fixed Annuity, the Annuitants and second Annuitants adjusted age will be used.

                                                                 31


                                                The Annuitants and second Annuitants adjusted age is his or her age as of the birthday closest to the Annuity commencement date reduced by one year for Annuity commencement dates occurring during the period of time from July 1, 1992 through
                                                December 31, 1999. The Annuitants and second Annuitants age will be reduced by two years for Annuity commencement dates occurring during the period of time from
                                                January 1, 2000 through December 31, 2009. The Annuitants and second Annuitants age will be reduced by one additional year for Annuity commencement dates occurring in each succeeding decade.

                                         (f)    If a Fixed Annuity under Option 1, 2 or 3 is elected, Aetna will use the applicable current settlement option rates if these will provide higher fixed Annuity payments.

5.04     Investment Option:              (a)    When an Annuity option is chosen the Participant must designate whether the Annuity will be fixed or variable and whether the underlying investment will be:

                                                (1)   The General Account;
                                                (2)   One or more of the available Fund(s); or
                                                (3)   A combination of (1) and (2).

                                         If a fixed Annuity is chosen, the Annuity purchase rate for the option chosen reflects at least the Minimum Guaranteed Interest Rate (See Contract Schedule II), but may reflect a higher interest rate.

                                         If a variable Annuity is chosen, the initial Annuity payment for the option chosen reflects the Assumed Annual Net Return Rate elected (See Contract Schedule II). The Assumed Annual
                                         Net Return Rate is the interest rate used to determine the amount of the first Annuity payment under a variable Annuity. The Separate Account must earn this rate plus enough to cover the mortality and expense risks charges (which may include profit) (at the annual rate shown on Contract Schedule II) and a daily administrative charge if future variable
                                         Annuity payments are to remain level.

5.05     Fund Annuity Units:             The number of Fund(s) annuity units is based on the amount of the first variable Annuity payment which is equal to:

                                         (a)    The portion of the Current Value (minus any premium tax) applied to pay a variable
                                                Annuity; divided by (b) 1,000; multiplied by (c) the payment rate for the option chosen.

                                                                 32


5.05     Fund Annuity Units (Cont'd):    Such amount, or portion, of the variable payment will be divided by the appropriate Fund(s)
                                         Annuity unit value (See 5.06) on the tenth Valuation Date before the due date of the first payment to determine the number of each Fund Annuity units.  The number of each Fund
                                         Annuity units remains fixed. Each future payment is equal to the sum of the products of each Fund Annuity unit value multiplied by the appropriate number of Units. The Fund
                                         Annuity unit value on the tenth Valuation Date prior to the due date of the payment is used.

5.06     Fund Annuity Unit Value:        For any Valuation Date, a Fund(s) Annuity unit value is equal to:

                                         (a)    The value for the previous Valuation Date; multiplied by
                                         (b)    The Annuity net return factor(s) (See 5.07) for the Period; multiplied by
                                         (c)    A factor to reflect the assumed annual net return rate. (See Contract Schedule II).

                                         The dollar value of a Fund Annuity unit values and Annuity payments may go up or down due to investment gain or loss. Payments shall not be changed due to changes in the mortality or expense results or administrative charges.

5.07     Fund Annuity Net Return         The Annuity net return factor(s) are used to compute all Separate Account Annuity payments
         Factor:                         for any Fund.

                                         The Annuity net return factor(s) for each Fund is equal to 1.0000000 plus the net return rate.

                                         The net return rate is equal to:

                                         (a)    The value of the shares of the Fund held by the Separate Account at the end of a
                                                Valuation Period, minus
                                         (b)    The value of the shares of the Fund held by the Separate Account at the start of the
                                                Valuation Period, plus or minus
                                         (c)    Taxes (or reserves for taxes) on the Separate Account (if any); divided by
                                         (d)    The total value of the Fund(s) record units and Fund(s) Annuity units of the
                                                Separate
                                                Account at the start of the Valuation Period; minus
                                         (e)    A daily charge for Annuity mortality and expense risks, which may include a profit,
                                                (at the annual rate as shown on Contract Schedule II) and a daily administrative charge.

5.07     Fund Annuity Net Return         A net return rate may be more or less than 0%. The value of a share of the Fund is equal to
         Factor                          the net assets of the Fund divided by the number of shares outstanding.
         (Cont'd):

                                                                 33


5.08     Fund Transfers During the       At the request of the Contract Holder or the Participant if the Contract Holder has
         Annuity Period:                 directed Aetna to accept such a request from the Participant, all or any portion of the
                                         Current Value may be transferred from any variable Fund to any other allowable Fund. Aetna reserves the right to allow no more than four Funds to be selected at any one time. Fund
                                         Transfers will be processed as of the Valuation Date next following when a transfer request is received in good order at Aetna's Home Office. The maximum number of allowable transfers
                                         (during the Annuity period) in a calendar year is shown on Contract Schedule II.

                                         Fund Transfer requests must be expressed as a percentage of each Funds allocation to the
                                         Annuity payment. Aetna may establish a minimum transfer amount.

5.09     Death Benefit:                  Upon the death of the Annuitant(s), any remaining guaranteed payments will continue to the
                                         Beneficiary unless the Beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. Such payments will be paid at least as rapidly as under the method of distribution then in effect. If the Beneficiary dies while receiving payments, the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary's estate.

                                         The interest rate used to determine the first Annuity payment will be used to calculate the present value. The present value will be determined as of the Valuation Period in which proof of death acceptable to Aetna and a request for payment is received at Aetna's Home
                                         Office.

                                    OPTION 1

                      Payments for a Stated Period of Time

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

---------------------------------------------------------------------------------------------------
                                 Monthly                                           Monthly
         Years                   Payment                   Years                   Payment
---------------------------------------------------------------------------------------------------
           5                     17.91                      18                     5.96
           6                     15.14                      19                     5.73
           7                     13.16                      20                     5.51
           8                     11.68                      21                     5.32
           9                     10.53                      22                     5.15
           10                     9.61                      23                     4.99
           11                     8.86                      24                     4.84
           12                     8.24                      25                     4.71
           13                     7.71                      26                     4.59
           14                     7.26                      27                     4.47
           15                     6.87                      28                     4.37
           16                     6.53                      29                     4.27
           17                     6.23                      30                     4.18
---------------------------------------------------------------------------------------------------


        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

---------------------------------------------------------------------------------------------------
                                 Monthly                                           Monthly
         Years                   Payment                   Years                   Payment
---------------------------------------------------------------------------------------------------
           5                     18.12                      18                     6.20
           6                     15.35                      19                     5.97
           7                     13.38                      20                     5.75
           8                     11.90                      21                     5.56
           9                     10.75                      22                     5.39
           10                     9.83                      23                     5.24
           11                     9.09                      24                     5.09
           12                     8.46                      25                     4.96
           13                     7.94                      26                     4.84
           14                     7.49                      27                     4.73
           15                     7.10                      28                     4.63
           16                     6.76                      29                     4.53
           17                     6.47                      30                     4.45
---------------------------------------------------------------------------------------------------

                                    OPTION 1

                      Payments for a Stated Period of Time

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes


        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

---------------------------------------------------------------------------------------------------
                                 Monthly                                           Monthly
         Years                   Payment                   Years                   Payment
---------------------------------------------------------------------------------------------------
           5                       18.74                    18                      6.94
           6                       15.99                    19                      6.71
           7                       14.02                    20                      6.51
           8                       12.56                    21                      6.33
           9                       11.42                    22                      6.17
           10                      10.51                    23                      6.02
           11                       9.77                    24                      5.88
           12                       9.16                    25                      5.76
           13                       8.64                    26                      5.65
           14                       8.20                    27                      5.54
           15                       7.82                    28                      5.45
           16                       7.49                    29                      5.36
           17                       7.20                    30                      5.28
---------------------------------------------------------------------------------------------------

                                    OPTION 2

                                   Life Income

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Years

-----------------------------------------------------------------------------------------------------------------
    Adjusted                                                                                           Cash
Age of Annuitant        None             5              10              15              20            Refund
-----------------------------------------------------------------------------------------------------------------
       50            $ 4.05          $ 4.05         $ 4.03          $ 3.99           $ 3.93          $ 3.89
       51              4.12            4.11           4.09            4.05             3.99            3.94
       52              4.19            4.19           4.16            4.11             4.04            4.00
       53              4.27            4.26           4.23            4.18             4.10            4.06
       54              4.35            4.34           4.31            4.25             4.16            4.12

       55              4.44            4.42           4.39            4.32             4.22            4.19
       56              4.53            4.51           4.47            4.40             4.29            4.26
       57              4.62            4.61           4.56            4.48             4.35            4.33
       58              4.72            4.71           4.65            4.56             4.42            4.41
       59              4.83            4.81           4.75            4.64             4.49            4.49

       60              4.95            4.93           4.86            4.73             4.55            4.57
       61              5.07            5.05           4.97            4.83             4.62            4.66
       62              5.20            5.17           5.08            4.92             4.69            4.76
       63              5.34            5.31           5.20            5.02             4.76            4.85
       64              5.49            5.45           5.33            5.12             4.83            4.96

       65              5.65            5.61           5.47            5.22             4.89            5.06
       66              5.82            5.77           5.61            5.33             4.96            5.18
       67              6.01            5.94           5.75            5.44             5.02            5.30
       68              6.20            6.13           5.91            5.54             5.08            5.42
       69              6.41            6.33           6.07            5.65             5.14            5.56

       70              6.64            6.54           6.23            5.76             5.19            5.70
       71              6.88            6.76           6.41            5.86             5.24            5.84
       72              7.14            7.00           6.59            5.97             5.28            6.00
       73              7.43            7.26           6.77            6.06             5.32            6.16
       74              7.73            7.53           6.96            6.16             5.35            6.33

       75              8.06            7.82           7.14            6.25             5.38            6.51
-----------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                                   Life Income

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Years

-------------------------------------------------------------------------------------------------
    Adjusted
Age of Annuitant        None             5              10              15              20
-------------------------------------------------------------------------------------------------
       50             $ 4.34          $ 4.34         $ 4.31          $ 4.27          $ 4.22
       51               4.41            4.40           4.38            4.33            4.27
       52               4.48            4.47           4.45            4.40            4.32
       53               4.56            4.55           4.52            4.46            4.38
       54               4.64            4.63           4.59            4.53            4.44

       55               4.72            4.71           4.67            4.60            4.50
       56               4.81            4.80           4.75            4.67            4.56
       57               4.91            4.89           4.84            4.75            4.62
       58               5.01            4.99           4.93            4.83            4.69
       59               5.12            5.10           5.03            4.92            4.75

       60               5.23            5.21           5.13            5.00            4.82
       61               5.36            5.33           5.24            5.09            4.88
       62               5.49            5.45           5.35            5.19            4.95
       63               5.63            5.59           5.47            5.28            5.02
       64               5.78            5.73           5.60            5.38            5.08

       65               5.94            5.89           5.73            5.48            5.15
       66               6.11            6.05           5.87            5.58            5.21
       67               6.29            6.22           6.02            5.69            5.27
       68               6.49            6.41           6.17            5.79            5.33
       69               6.70            6.60           6.33            5.90            5.38

       70               6.92            6.81           6.49            6.00            5.43
       71               7.17            7.04           6.66            6.10            5.48
       72               7.43            7.27           6.84            6.20            5.52
       73               7.71            7.53           7.02            6.30            5.55
       74               8.02            7.80           7.20            6.39            5.59

       75               8.35            8.08           7.38            6.48            5.62
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                                   Life Income

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Years

-------------------------------------------------------------------------------------------------
    Adjusted
Age of Annuitant        None             5              10              15              20
-------------------------------------------------------------------------------------------------
       50             $ 5.26          $ 5.25         $ 5.22          $ 5.17          $ 5.11
       51               5.33            5.32           5.28            5.23            5.15
       52               5.40            5.38           5.34            5.29            5.20
       53               5.47            5.45           5.41            5.35            5.26
       54               5.54            5.53           5.48            5.41            5.31

       55               5.63            5.61           5.56            5.47            5.36
       56               5.71            5.69           5.63            5.54            5.42
       57               5.80            5.78           5.72            5.61            5.47
       58               5.90            5.88           5.81            5.69            5.53
       59               6.01            5.98           5.90            5.77            5.59

       60               6.12            6.09           6.00            5.85            5.65
       61               6.24            6.21           6.10            5.93            5.71
       62               6.37            6.33           6.21            6.02            5.77
       63               6.51            6.46           6.33            6.11            5.83
       64               6.66            6.60           6.45            6.20            5.89

       65               6.82            6.75           6.57            6.30            5.95
       66               6.99            6.91           6.71            6.39            6.01
       67               7.17            7.08           6.85            6.49            6.06
       68               7.36            7.27           6.99            6.59            6.12
       69               7.57            7.46           7.15            6.69            6.17

       70               7.80            7.67           7.30            6.78            6.21
       71               8.05            7.89           7.47            6.88            6.25
       72               8.31            8.13           7.64            6.97            6.29
       73               8.59            8.38           7.81            7.06            6.33
       74               8.90            8.64           7.99            7.15            6.36

       75               9.23            8.93           8.16            7.23            6.38
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                         Life Income for Two Annuitants

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes


         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-----------------------------------------------------------------------------------------------------------------------------------
          Adjusted Ages                                                                Option 3d
----------------------------------
                      Second                                                            10 Years
   Annuitant         Annuitant       Option 3a        Option 3b        Option 3c       Guaranteed       Option 3e        Option 3f
-----------------------------------------------------------------------------------------------------------------------------------
       55               50            $ 3.69          $ 4.05           $ 4.27           $ 3.69          $ 4.03           $ 3.69
       55               55              3.88            4.25             4.47             3.87            4.14             3.87
       55               60              3.99            4.44             4.71             3.98            4.20             3.98

       60               55              3.99            4.44             4.71             3.98            4.42             3.98
       60               60              4.24            4.71             4.99             4.23            4.57             4.23
       60               65              4.38            4.97             5.32             4.38            4.65             4.38

       65               60              4.38            4.97             5.32             4.38            4.93             4.38
       65               65              4.72            5.33             5.70             4.71            5.14             4.72
       65               70              4.93            5.68             6.15             4.91            5.27             4.91

       70               65              4.93            5.68             6.15             4.91            5.66             4.91
       70               70              5.40            6.21             6.70             5.36            5.96             5.38
       70               75              5.69            6.68             7.32             5.62            6.13             5.66

       75               70              5.69            6.68             7.32             5.62            6.67             5.66
       75               75              6.37            7.45             8.15             6.23            7.12             6.33
       75               80              6.78            8.11             8.99             6.54            7.36             6.71
-----------------------------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                         Life Income for Two Annuitants

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

---------------------------------------------------------------------------------------------------------------------
          Adjusted Ages                                                                Option 3d
----------------------------------
                      Second                                                            10 Years
   Annuitant         Annuitant       Option 3a        Option 3b        Option 3c       Guaranteed       Option 3e
---------------------------------------------------------------------------------------------------------------------
       55               50             $ 3.97          $ 4.35           $ 4.56           $ 3.97          $ 4.31
       55               55               4.16            4.54             4.76             4.15            4.42
       55               60               4.27            4.73             5.00             4.26            4.48

       60               55               4.27            4.73             5.00             4.26            4.70
       60               60               4.51            4.99             5.27             4.50            4.84
       60               65               4.66            5.25             5.61             4.65            4.93

       65               60               4.66            5.25             5.61             4.65            5.22
       65               65               4.99            5.61             5.99             4.98            5.42
       65               70               5.19            5.97             6.44             5.17            5.54

       70               65               5.19            5.97             6.44             5.17            5.93
       70               70               5.67            6.49             6.99             5.62            6.23
       70               75               5.95            6.96             7.61             5.87            6.40

       75               70               5.95            6.96             7.61             5.87            6.95
       75               75               6.64            7.73             8.43             6.48            7.40
       75               80               7.04            8.39             9.29             6.79            7.64
---------------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                         Life Income for Two Annuitants

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

------------------------------------------------------------------------------------------------------------------
          Adjusted Ages                                                                Option 3d
----------------------------------
                      Second                                                            10 Years
   Annuitant         Annuitant       Option 3a        Option 3b        Option 3c       Guaranteed       Option 3e
------------------------------------------------------------------------------------------------------------------
       55               50             $ 4.88          $ 5.26           $ 5.48           $ 4.88          $ 5.23
       55               55               5.04            5.44             5.66             5.04            5.32
       55               60               5.15            5.63             5.91             5.14            5.38

       60               55               5.15            5.63             5.91             5.14            5.59
       60               60               5.37            5.87             6.16             5.37            5.72
       60               65               5.52            6.14             6.51             5.51            5.80

       65               60               5.52            6.14             6.51             5.51            6.10
       65               65               5.83            6.49             6.87             5.82            6.29
       65               70               6.04            6.84             7.34             6.00            6.41

       70               65               6.04            6.84             7.34             6.00            6.81
       70               70               6.49            7.35             7.87             6.44            7.08
       70               75               6.77            7.84             8.51             6.68            7.25

       75               70               6.77            7.84             8.51             6.68            7.81
       75               75               7.45            8.60             9.33             7.27            8.25
       75               80               7.86            9.28            10.20             7.57            8.49
------------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

-------------------------------------------------------------------------------



                    Aetna Life Insurance and Annuity Company
                       Home Office: 151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 (800) 525-4225


                      Certificate of Group Annuity Coverage



-------------------------------------------------------------------------------










ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP ANNUITY CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.